Fees Summary	May 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,932,351.65
Previously Paid Amount	0.00
Total Fee Amount	3,510.94
Total Offset Amount	0.00
Net Fee	$ 3,510.94
Final Prospectus	false